Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 12, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of November 30, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Marriott Vacations Worldwide Corporation, a Delaware corporation (“MVWC”), Marriott Ownership Resorts, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), Bank of America, N.A. and Deutsche Bank Securities Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. as co-syndication agents and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a) Amendments to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) by inserting the following definition of “Commodity Exchange Act” in proper alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(ii) by inserting the following definition of “Excluded Swap Obligation” in proper alphabetical order:

“Excluded Swap Obligation” means with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and hedge counterparty applicable to such Swap Obligations, and agreed by the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

(iii) by inserting the following definition of “First Amendment” in proper alphabetical order:

“First Amendment” means the First Amendment to this Agreement dated June 12, 2013.

(iv) by inserting the following definition of “Indenture Trustee” in proper alphabetical order:

“Indenture Trustee” means, with respect to a Qualified Securitization Transaction, any entity designated as trustee or indenture trustee in the documents relating to such Qualified Securitization Transaction.

(v) by inserting the following definition of “Specified Cash” in proper alphabetical order:

“Specified Cash” means the proceeds of any Qualified Securitization Transaction of any Group Member which appear (or would be required to appear) as “restricted” on the consolidated balance sheet of MVWC and its consolidated Subsidiaries and which, pursuant to the terms of the documents related to such Qualified Securitization Transaction, must be used during a specified period to acquire additional Time Share Receivables or Related Assets to support the securities issued in connection with such Qualified Securitization Transaction.

(vi) by inserting the following definition of “Swap” in proper alphabetical order:

“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(vii) by inserting the following definition of “Swap Obligation” in proper alphabetical order:

“Swap Obligation” means, with respect to any person, any obligation to pay or perform under any Swap.

(viii) by amending the definition of “Consolidated Adjusted EBITDA” by deleting the “and” at the end of clause (d), replacing the period at the end of clause (e) with “; and”, and adding the following new clause (f) immediately after clause (e) thereof:

“ (f) additional one-time cash charges related to organizational and separation costs incurred in connection with the Spin-Off; provided that the aggregate amount added by this clause (f) shall not exceed $30,000,000.”

(ix) by replacing the definition of “Consolidated Total Debt” in its entirety with the following new definition:

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of MVWC and its Subsidiaries at such date, determined using consolidation principles in accordance with GAAP, minus (A) the lesser of (x) the greater of (i) the aggregate amount of all Unrestricted cash and Cash Equivalents held by MVWC, the Borrower and the Subsidiary Guarantors at such date minus $50,000,000 and (ii) $0 and (y) $100,000,000, and (B) any Specified Cash on deposit in a prefunding account established and maintained for the benefit of an Indenture Trustee in connection with Qualified Securitization Transactions.

(b) Amendments to Section 7.1 (Financial Conditions Covenant). Section 7.1 of the Credit Agreement is hereby amended as follows:

(i) by deleting the table in Section 7.1(a) in its entirety and replacing it with the following:

FISCAL QUARTER(S) ENDING	CONSOLIDATED LEVERAGE RATIO
Closing Date through last day of 2012 Fiscal Year	6.00:1.0
Last day of first 2013 Fiscal Quarter	6.00:1.0
Last day of second 2013 Fiscal Quarter	5.75:1.0
Last day of third 2013 Fiscal Quarter	5.75:1.0
Last day of 2013 Fiscal Year	5.75:1.0
Last day of first 2014 Fiscal Quarter	5.75:1.0
Last day of each Fiscal Quarter thereafter	5.25:1.0

(c) Amendments to Section 10.7 (Adjustments; Set-off). Section 10.7 of the Credit Agreement is hereby amended as follows:

(i) by inserting at the end of the last sentence in Section 10.7(a) the following:

“; provided, further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation”, no amounts received from, or set off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor”

SECTION 3. Guarantee and Collateral Agreement Amendment. The undersigned Lenders hereby direct the Administrative Agent to enter into an amendment to the Guarantee and Collateral Agreement substantially in the form of Exhibit A.

SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and MVWC, (ii) the Required Lenders and (iii) the Administrative Agent.

(b) The Administrative Agent shall have received a counterpart of an amendment to the Guarantee and Collateral Agreement substantially in the form of Exhibit A, executed and delivered by a duly authorized officer of each of (i) the Borrower, MVWC and each Subsidiary Guarantor and (ii) the Administrative Agent.

(c) The Lenders and the Administrative Agent shall have received all fees required to be paid and all expenses for which invoices have been presented (including the reasonable fee and expenses of legal counsel).

SECTION 5. Representations and Warranties. Each of the Borrower and MVWC hereby represents and warrants that (a) each of the representations and warranties contained in Section 4 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects (and in all respects if qualified by materiality) as if made on and as of the Amendment Effective Date (or to the extent such representations and warranties expressly relate to a specific earlier date, as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of legal counsel.

SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, MVWC, the Administrative Agent and the Required

Lenders. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

By:	/s/ Joseph Bramuchi
	Name:	Joseph Bramuchi
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

MARRIOTT OWNERSHIP RESORTS, INC.

By:	/s/ Joseph Bramuchi
	Name:	Joseph Bramuchi
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Suzanne Eaddy
	Name:	Suzanne Eaddy
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ MaryKay Coyle
	Name:	MaryKay Coyle
	Title:	Managing Director

By:	/s/ Keith C. Braun
	Name:	Keith C. Braun
	Title:	Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized signatory

By:	/s/ Philipp Horat
	Name:	Philipp Horat
	Title:	Authorized signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BANK OF HAWAII, as a Lender

By:	/s/ Donovan Koki
	Name:	Donovan Koki
	Title:	Sr. Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Susan Takeda
	Name:	Susan Takeda
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Timothy J. McNaught
	Name:	Timothy J. McNaught
	Title:	Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Johnetta Bush
	Name:	Johnetta Bush
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Ajay Jagsi
	Name:	Ajay Jagsi
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]